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                               CCB FINANCIAL CORPORATION
                          1993 NONSTATUTORY STOCK OPTION PLAN
                           FOR GRAHAM SAVINGS BANK, INC., SSB

                CCB Financial Corporation, a North Carolina corporation (hereinafter referred to as the "Corporation"), does herein set forth the terms of the 1993 Nonstatutory Stock Option Plan for Graham Savings Bank, Inc., SSB (hereinafter referred to as this "Plan"), which was adopted by the Board of Directors of the Corporation (hereinafter referred to as the "Corporate Board").

                1. Purpose of this Plan. The purpose of this Plan is to provide for the grant of Nonstatutory Stock Options (hereinafter referred to as "Options" or singularly, "Option") and in certain circumstances the right to surrender such Options for cash, to Directors (as hereinafter defined) of certain of its subsidiary corporations, who wish to invest in the Corporation's common stock, par value $5.00 per share (hereinafter referred to as "Common Stock"). The Corporate Board believes that participation in the ownership of the Corporation by Directors will be to the mutual benefit of the Corporation and its subsidiaries and the Directors. In addition, the existence of this Plan will make it possible for the Corporation and its subsidiaries to attract capable individuals to serve on the Board of Directors of its subsidiaries. As used herein, the term "Directors" or singularly, "Director", shall mean those members of the Board of Directors of Graham Savings Bank, Inc., SSB (hereinafter the "Savings Bank") who do not participate in the 1993 Incentive Stock Option Plan of the Corporation as of the date of the Conversion (as hereinafter defined). Further, should the Savings Bank at any time after the effective date of the Conversion be merged or consolidated with and into any other subsidiary of the Corporation, the "Board of Directors" shall include the advisory board of directors of the Graham, North Carolina branch office of the holding company subsidiary with which the Savings Bank is merged or consolidated.

                2.   Administration of this Plan.

                     (a) This Plan shall be administered by the Compensation Committee of the Corporate Board (hereinafter the "Committee"). The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties.

                     (b) The Committee shall determine when Limited Stock Appreciation Rights (as hereinafter described) shall be available in place of outstanding Options.


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                     (c)  The  Committee  may  designate  any   officers  or
           employees of the  Corporation or  of any of  its subsidiaries  to
           assist in the  administration of  this Plan.   The Committee  may
           authorize such individuals to execute documents on its behalf and
           may  delegate   to  them  such  other   ministerial  and  limited
           discretionary duties as the Committee may see fit.

                3. Shares of Common Stock Subject to this Plan. The maximum number of shares of Common Stock that shall be offered under this Plan is thirty-six thousand five hundred and eighty-two (36,582) shares, subject to adjustment as provided in paragraph 13. Shares subject to Options which expire or terminate prior to the issuance of the shares of Common Stock shall lapse and the shares of Common Stock originally subject to such Options shall again be available for future grants of Options under this Plan.

                4. Eligibility; Grant of Options. Upon the conversion of Graham Savings Bank, SSB, (hereinafter referred to as the "Bank") from a North Carolina-chartered mutual savings bank to a North Carolina-chartered stock savings bank and simultaneous acquisition of the Bank by the Corporation (herein referred to as the "Conversion"), each Director then serving on the Board of Directors of the Bank shall be allocated an Option to purchase shares of Common Stock in the amount set forth below:

                     Forrest C. Hall . . . . . . . . . .    3,630 Shares
                     Sarah G. Johnston . . . . . . . . .   10,332 Shares
                     A. C. Motsinger . . . . . . . . . .   11,730 Shares
                     J. Worth Rich. . . . . . . . .         3,630 Shares
                     William R. Sizemore . . . . . . . . .  3,630 Shares
                     James R. Guthrie  . . . . . . . . . .  3,630 Shares

                       TOTAL . . . . . . . . . . . . .     36,582 Shares

                5.   Option Price.

                     (a) The price per share of each Option granted under this Plan (hereinafter called the "Option Price") shall be determined by the Committee as of the effective date of grant of such Option, but in no event shall such Option Price be less than the greater of (i) 100% of the fair market value of Common Stock on the date of grant or (ii) the par value of Common Stock. An Option shall be considered as granted on the effective date of the Conversion.

                     (b) The fair market value of a share of Common Stock shall be determined as follows: (i) if on the date as of which such determination is being made, Common Stock being valued is

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           admitted to  trading on  a securities  exchange or  exchanges for which actual sale prices are regularly reported, or actual sale prices are otherwise regularly published, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the closing sale price as reported for each of the five (5) trading days immediately preceding the date as of which such determination is made; provided, however, that, if a closing sale price is not reported for each of the five (5) trading days immediately preceding the date as of which such determination is made, then the fair market value shall be equal to the mean of the closing sale prices on those trading days for which such price is available, or (ii) if on the date as of which such determination is made, no such closing sale prices are reported, but quotations for Common Stock being valued are regularly listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or another comparable system, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the average of the closing bid and asked prices for such Common Stock quoted on such system on each of the five (5) trading days preceding the date as of which such determination is made, but if a closing bid and asked price is not available for each of the five (5) trading days, then the fair market value shall be equal to the mean of the average of the closing bid and asked prices on those trading days during the five-day period for which such prices are available, or (iii) if no such quotations are available, the fair market value of a share of Common Stock shall be deemed to be the average of the
           closing  bid  and  asked   prices  furnished  by  a  professional
           securities dealer making a market in such shares, as selected by the Committee, for the trading date first preceding the date as of which such determination is made. If the Committee determines that the price as determined above does not represent the fair market value of a share of Common Stock, the Committee may then consider such other factors as it deems appropriate and then fix the fair market value for the purposes of this Plan.

                6. Payment of Option Price. Payment for shares subject to an Option may be made either in cash, or with the approval of the Committee, in other stock of the Corporation owned by an Director or such other person as may be entitled to exercise such Option. Any shares of the Corporation's stock that are delivered in payment of the aggregate Option Price shall be valued at their fair market value, as determined by the Committee, on the date of the exercise of such Option.

                7.   Terms and Conditions of Grant of Options.

                     (a) Each Option granted pursuant to this Plan shall be evidenced by a written Nonstatutory Stock Option Agreement (hereinafter referred to as "Option Agreement") with each

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           Director  (hereinafter  referred to  as  "Optionee")  to whom  an
           Option is granted; such agreement shall be substantially in the form attached hereto as "Exhibit A", unless the Committee shall adopt a different form and, in each case, may contain such other, different, or additional terms and conditions as the Committee may determine.



                     (b) Options granted under this Plan shall vest and the right of an Optionee to the Options shall be nonforfeitable in accordance with the following schedule:


                Date When Such Options                  Percentage of Such
                    Become Vested                         Options Vested

                Effective Date of Grant of Options             20%
                First Anniversary of Effective Date            20%
                Second Anniversary of Effective Date           20%
                Third Anniversary of Effective Date            20%
                Fourth Anniversary of Effective Date           20%

                     (c) In determining the number of shares vested under the above vesting schedules, an Optionee shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then an Optionee's vested right shall be to the whole number of shares disregarding any fractional share.

                     (d) In the event any Optionee to whom Options are awarded under this Plan terminates membership on the Board of Directors or employment with the Corporation or any subsidiary of the Corporation for any reason, other than as provided in subparagraphs 7(e) and 7(f) below, and such Optionee does not have a 100% vested interest in his or her shares under this Plan, then any shares under the Option which are not vested, based upon the applicable schedule in subparagraph 7(b) above, shall be forfeited and shall be available again for distribution to such Optionees as may be determined by the Committee.

                     (e) In the event that the membership of an Optionee on the Board of Directors should terminate because of such Optionee's retirement, disability, or death or failure of the Corporation to elect an Optionee for service as a member of the Board of Directors for other than Cause prior to the date when all shares under the Option allocated to him or her would be 100% vested in accordance with the applicable schedule in subparagraph 7(b) above, then, notwithstanding the foregoing schedules in subparagraph 7(b) above, all shares under the Option allocated to such Optionee shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "retirement" shall mean (i) with respect to Optionees who are

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           employees of  the  Corporation or  of  any of  its  subsidiaries,
           (A) simultaneously with or subsequent to the termination of the Optionee's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation or by any of its subsidiaries or (B) attaining age 65; (ii) with respect to Optionees who are not employees of the Corporation or of any of its subsidiaries, at any time after attaining age 65 with the approval of the Committee; or (iii) at the election of a Optionee, at any time after not less than five (5) years service as a member of the Board of Directors of the Bank or the Savings Bank, such service being computed cumulatively for purposes of this clause (iii). For purposes of this Plan, the term "disability" shall (i) with respect to any Optionee who is also an employee of the Corporation or of any of its subsidiaries, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, and (ii) with respect to any other Optionee, as may be defined by the Committee from time to time, or as may be determined by the Committee at any time with respect to any individual Optionee. For purposes of this Plan, the term "Cause"
           shall  refer  to   (i) the  commission  of   an  act  of   fraud,
           embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction but excepting minor traffic and similar violations in the nature of a misdemeanor); or (ii) the willful engaging in misconduct which is deemed by the Corporation, in good faith, to
           be  materially  injurious  to  the   Corporation,  monetarily  or
           otherwise; or (iii) the conviction of a felony; or (iv) the willful and continued failure or habitual neglect to attend meetings of the Board of Directors (other than any failure or neglect caused by or resulting from disability); provided, however, that no act or failure to act shall be deemed to be "willful" unless done or omitted to be done not in good faith and without reasonable belief that such action or omission was in the best interest of the Corporation.

                     (f) In the event of a "change in control" of the Corporation, then, notwithstanding the foregoing schedules in subparagraph 7(b) above, all shares under the Option awarded to Optionees shall immediately become fully vested. Written notice that a change in control has occurred shall be given by the Committee to each Optionee. When used in this Plan, the phrase "change in control" refers to (i) the acquisition by any person, group of persons or entity of the beneficial ownership or power to vote more than twenty (20%) percent of the Corporation's outstanding stock or (ii) during any period of two (2) consecutive years, a change in the majority of the Corporate Board, unless the election of each new Director was approved by at least two-thirds of the Directors then still in office who were Directors at the beginning of the two (2) year period.

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                8.   Option Period.  Each Option Agreement shall set forth a
           period during which such Option may be exercised (hereinafter referred to as the "Option Period"); provided, however, that the Option Period shall not exceed ten (10) years after the date of grant of such Option as specified in an Option Agreement.

                9.   Change of Control; Limited Stock Appreciation Rights.



                     (a) In connection with the grant of any Option under this Plan, the Committee may, in its discretion, provide an Optionee with the right (herein sometimes referred to as "Limited Stock Appreciation Rights"), following a "change in control" of the Corporation and without regard to any restrictions on exercise that would otherwise apply, to surrender any unexercised portion of such Option as such Optionee then may have for a cash payment equal to the amount by which the fair market value (as determined by the Committee) of the number of shares of Common Stock then subject to such Option exceeds the aggregate Option Price therefor.

                     (b)  Limited   Stock   Appreciation  Rights   shall  be
           exercised by written notice to the Corporation as provided in paragraph 10 hereof at any time prior to the earlier of (i) the date which is thirty (30) days after the date of notice of a change in control is given by the Committee to the Optionee or
           (ii) the last day of the Option Period provided for in an Option Agreement, but in no event shall the expiration date be more than ten (10) years after the date of grant of an Option as provided in paragraph 8 above.

                     (c) Limited Stock Appreciation Rights may be exercised only when the market value of Common Stock subject to an Option exceeds the aggregate Option Price determined as provided in paragraph 5 above.

                10. Exercise of Options. An Option or the right to surrender an Option for cash as provided in paragraph 9 hereof shall be exercised by written notice to the Committee signed by an Optionee or by such other person as may be entitled to exercise such Option or to surrender such Option. In the case of the exercise of an Option, the aggregate Option Price for the shares being purchased may be paid either in cash or, with the approval of the Committee, in shares of the Corporation's stock (valued as determined by the Committee as of the date of exercise) or any combination thereof and the notice of exercise shall specify how payment will be made. The written notice shall state the number of shares with respect to which an Option is being exercised or surrendered and, in the case of the exercise of an Option, shall either be accompanied by the payment of the aggregate Option Price for such shares or shall fix a date (not

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           more than ten (10) business  days after the date of  such notice)
           by which the payment of the aggregate Option Price will be made. An Optionee shall not exercise an Option to purchase less than 100 shares, unless the Committee otherwise approves or unless the partial exercise is for the remaining shares available under such Option. A certificate or certificates for the shares of Common Stock purchased by the exercise of an Option shall be issued in the regular course of business subsequent to the exercise of such
           Option  and the payment therefor.   During the  Option Period, no
           person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares of Common Stock issuable upon exercise of such Option, until certificates representing such shares shall have been issued and delivered and the individual's name entered as a shareholder of record on the books of the Corporation for such shares.

                11.  Effect of Leaving the Board or Death.

                     (a) In the event that an Optionee leaves the Board of Directors of the Savings Bank for any reason other than failure to be reappointed to such Board of Directors for other than Cause (as defined herein), retirement, disability, or death, any Option granted to the Optionee under this Plan, to the extent not previously exercised or surrendered by the Optionee or expired, shall immediately terminate; provided, however, that an Optionee who leaves the Board of Directors of the Savings Bank at the request of such Board of Directors for other than Cause, may be exempted from the operation of the foregoing provision by a majority vote of the Committee. "Cause" shall refer to (i) the commission of an act of fraud, embezzlement, theft or proven dishonesty or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction but excepting minor traffic and similar violations in the nature of a misdemeanor); or (ii) the willful engaging in misconduct which is deemed by the Corporation, in good faith, to be materially injurious to the Corporation, monetarily or otherwise; or (iii) the conviction of a felony; or (iv) the willful and continued failure or habitual neglect to attend meetings of the Board of Directors (other than failure or neglect caused by or resulting from disability); provided, however, that no act or failure to act shall be deemed to be "willful" unless done or admitted to be done not in good faith and without reasonable belief that such action or omission was in the best interest of the Corporation.

                     (b) In the event that an Optionee should leave the Board of Directors as a result of such Optionee's retirement or failure to be reappointed to such Board of Directors for other than Cause, such Optionee shall have the right to exercise an Option granted to him or her under this Plan, to the extent that it has not previously been exercised or surrendered by the

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           Optionee or expired, for such period of time as may be determined by the Committee and specified in an Option Agreement, but in no event may any Option or the right to surrender any Option for cash be exercised later than the end of the Option Period provided in the Option Agreement in accordance with paragraph 8 hereof. Notwithstanding any other provision contained herein, or in any Option Agreement, upon retirement or failure to be reappointed for other than Cause, any Option then held by an Optionee shall be exercisable immediately in full.




                     (c) In the event that an Optionee should leave the Board of Directors by reason of such Optionee's disability, such Optionee shall have the right to exercise an Option granted to him or her under this Plan, to the extent that it has not previously been exercised or surrendered by the Optionee or expired, for such period of time as may be determined by the Committee and specified in an Option Agreement, but in no event may any Option or the right to surrender any Option for cash be exercised later than the end of the Option Period provided in the Option Agreement in accordance with paragraph 8 hereof. Notwithstanding any other provision contained herein, or in any Option Agreement, upon leaving by reason of disability, any Option then held by an Optionee shall be exercisable immediately in full.

                     (d) In the event that an Optionee should die while serving on the Board of Directors or after his or her retirement or after his or her leaving by reason of disability during the Option Period provided in an Option Agreement in accordance with paragraph 8 hereof, an Option granted to the Optionee under this Plan, to the extent that it has not previously been exercised or surrendered by the Optionee or expired, shall vest and shall be exercisable, in accordance with its terms, by the personal representative of such Optionee, the executor or administrator of such Optionee's estate, or by any person or persons who acquired such Option by bequest or inheritance from such Optionee, notwithstanding any limitations placed on the exercise of such Option by this Plan or an Option Agreement, at any time within twelve (12) months after the date of death of such Optionee, but in no event may an Option or the right to surrender an Option for cash be exercised later than the end of the Option Period provided in an Option Agreement in accordance with paragraph 8 hereof. Any references herein to an Optionee shall be deemed to include any person entitled to exercise an Option after the death of such Optionee under the terms of this Plan.

                12. Effect of Plan on Status as Member of a Board. The fact that a Director has been granted an Option under this Plan shall not confer on such Director any right to continued service on the Board of Directors, nor shall it limit the right of the

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           Corporation or of any of its subsidiaries to remove such Director from the Board of Directors at any time.

                13. Adjustment Upon Changes in Capitalization; Dissolution or Liquidation.

                     (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment prior to the termination of an Optionee's rights under this Plan, equitable proportionate adjustments shall be made by the Committee in (i) the number and kind of shares which remain available under this Plan and (ii) the number, kind, and the Option Price of shares subject to the unexercised portion of an Option under this Plan. The adjustments to be made shall be determined by the Committee and shall be consistent with such change or changes in the Corporation's total number of outstanding shares; provided, however, that no adjustment shall change the aggregate Option Price for the exercise of Options granted under this Plan.

                     (b) The grant of Options under this Plan shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business.

                     (c)  Upon the  effective  date of  the  dissolution  or
           liquidation of the Corporation, or of a reorganization, merger, or consolidation of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or the transfer of all or substantially all of the assets or shares of the Corporation to another person or entity (any such transaction being hereinafter referred to as a "Terminating Event"), this Plan and any Options granted hereunder, including the right to surrender such Options for cash as provided in paragraph 9 hereof, shall terminate unless provision is made in writing in connection with such Terminating Event for the continuance of this Plan and for the assumption of Options granted hereunder, or the substitution for such Options of new options for the shares of the successor corporation, or a parent or a subsidiary thereof, with such appropriate adjustments as may be determined or approved by the Committee, or the successor to the Corporation, to the number and kind of shares subject to such substituted options in which event this Plan and Options granted hereunder, or the new options substituted

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           therefore,  shall continue in the  manner and under  the terms so
           provided.   Upon the occurrence of any Terminating Event in which
           provision is not made for the continuance of this Plan and for the assumption of Options granted hereunder, or the substitution for such Options of new options for the shares of a successor corporation or a parent or a subsidiary thereof, each Optionee to whom an Option has been granted under this Plan (or such person's personal representative, the executor or administrator of such person's estate, or any person who acquired the right to exercise such Option from such person by bequest or inheritance) shall be entitled, prior to the effective date of any such Terminating Event, (i) to exercise, in whole or in part, his or her rights under any Option granted to the Optionee without any regard to any restrictions on exercise that would otherwise apply, or (ii) to surrender any such Option to the Corporation in exchange for receipt of cash equivalent to the amount by which the fair market value of the shares of Common Stock such person would have received had the Optionee exercised his or her Option in full immediately prior to consummation of such Terminating Event
           exceeds the  applicable aggregate  Option Price.   To the  extent
           that a person, pursuant to this subparagraph 11(c) has a right to exercise or surrender any Option on account of a Terminating Event which that person otherwise would not have had at that time, such right shall be contingent upon the consummation of such Terminating Event.

                14. Non-Transferability. An Option granted under this Plan shall not be assignable or transferable except, in the event of the death of an Optionee, by will or by the laws of descent and distribution. In the event of the death of an Optionee, the Optionee's personal representative, the executor or the administrator of such Optionee's estate, or the person or persons who acquired by bequest or inheritance the rights to exercise or to surrender such Options, may exercise or surrender any Option or portion thereof to the extent not previously exercisable or surrendered by an Optionee or expired, in accordance with its terms, prior to the expiration of the exercise period as specified in subparagraph 11(d) hereof.

                15. Tax Withholding. The Corporation or any of its subsidiaries shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant, exercise or surrender for cash of any Option or the sale of stock acquired upon the exercise of an Option in order for the Corporation or any of its subsidiaries to obtain a tax deduction otherwise available as a consequence of such grant, exercise, surrender for cash, or sale, as the case may be.

                16. Listing and Registration of Option Shares. The Corporation shall register the Options and Common Stock issued under this Plan under the Securities Act of 1933. Any Option granted under this Plan shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that any additional listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee; provided, however, that the Corporation shall take reasonable steps to effect such listing, registration, qualification, consent or approval.

                17. Exculpation and Indemnification. In connection with this Plan, no member of the Committee shall be personally liable for any act or omission to act in his or her capacity as a member of the Committee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, gross negligence, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify and hold harmless the members of the Committee, and each other officer or employee of the Corporation or of any of its subsidiaries to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Committee) and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons.

                18. Amendment and Modification of this Plan. The Corporate Board may at any time, and from time to time, amend or modify this Plan (including the form of Option Agreement) in any respect; provided, however, that no amendment or modification shall be made that increases the total number of shares covered by this Plan or effects any change in the category of persons who may receive Options under this Plan or materially increases the benefits accruing to Optionees under this Plan. Any amendment or modification of this Plan shall not materially reduce the benefits under any Option therefore granted to an Optionee under this Plan without the consent of such Optionee or the transferee in the event of the death of such Optionee.

                19. Termination and Expiration of this Plan. This Plan may be abandoned, suspended, or terminated at any time by the Corporate Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Options then outstanding under this Plan. No Option shall be granted pursuant to this Plan after ten (10) years from the effective date of this Plan as provided in paragraph 20 hereof.

                20.  Effective Date.   This  Plan has  been  adopted by  the
           Corporate Board to be effective as of the date of the Conversion.

                21. Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, the singular number, the plural, and vice versa, whenever such meanings are appropriate.

                22. Expenses of Administration of Plan. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or by one of its subsidiaries.

                23. Governing Law. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

                24. Inspection of Plan. A copy of this Plan, and any amendments thereto or modifications thereof, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

                                       EXHIBIT A

           STATE OF NORTH CAROLINA

           COUNTY OF DURHAM

                                         NONSTATUTORY STOCK OPTION AGREEMENT

                This Nonstatutory Stock Option Agreement (hereinafter referred to as this "Agreement") is made and entered into as of this 1st day of October, 1993, between CCB FINANCIAL CORPORATION, a North Carolina corporation (hereinafter referred to as the
           "Corporation"),       and      _________________________________,
           (hereinafter referred to as the "Optionee").

                WHEREAS, the Board of Directors of the Corporation (hereinafter referred to as the "Corporate Board") has adopted the 1993 Nonstatutory Stock Option Plan for Graham Savings Bank, Inc., SSB (hereinafter referred to as the "Plan"); and

                WHEREAS, the Plan provides that the Compensation Committee of the Corporate Board (the "Committee") will make available to the Directors (as defined in the Plan) of the Savings Bank (as defined in the Plan), the right to purchase shares of the Corporation's common stock, par value $5.00 per share (hereinafter referred to as "Common Stock") and, when so notified by the Committee, the right to surrender such shares for cash; and

                WHEREAS, the Committee has determined that the Optionee is entitled to purchase shares of Common Stock under the Plan.

                NOW, THEREFORE, the Corporation and the Optionee agree as follows:

                1.   Date of  Grant of  Option.   The date  of grant of  the
           option granted under this Agreement is the 1st day of October, 1993.

                2. Grant of Option. Pursuant to the Plan, the Corporation grants to the Optionee the right (hereinafter referred to as the "Option") to purchase from the Corporation all or a portion of an aggregate number of __________________________ (______) shares of
           Common Stock (hereinafter referred to as the "Option Shares") which shall be authorized but unissued shares.

                3. Option Price. The price to be paid for the Option Shares shall be ___________________________ Dollars ($_____) per share (hereinafter referred to as the "Option Price") which is the fair market value of the Option Shares as determined by the Committee as of the date of grant of this Option.

                4.   Period within which Option may be Exercised.



                     (a) Subject to any further restrictions in this Agreement, the Optionee shall have the right to exercise the Option to purchase the Option Shares in accordance with the following schedule:


            On the date of grant of the Option:            20% vested

            On the first anniversary of the date of
            grant of the Option:                           20% vested


            On the second anniversary of the date of
            grant of the Option:                           20% vested


            On the third anniversary of the date of        20% vested
            grant of the Option:

            On the fourth anniversary of the               20% vested
            date of grant of the Option:


                     (b)  Accelerated     Vesting.           Notwithstanding
           paragraph (a) above, all Option Shares previously not vested and subject to forfeiture shall vest and the right of the Optionee to such Option Shares shall become nonforfeitable upon the occurrence of any of the following:

                          (i)  Retirement  of Participant.   The termination
                     of the Optionee's membership on the Board of Directors (as defined in the Plan) or employment by the Corporation by reason of retirement. For purposes of this Plan, the term "retirement" shall mean (i) with respect to Optionees who are employees of the
                     Corporation or of any of its subsidiaries, (A) simultaneously with or subsequent to the termination of employment under conditions which constitute retirement under any tax qualified retirement plan maintained by the Corporation or by any of its subsidiaries or (B) attaining age 65; (ii) with respect to Optionees who are not employees of the Corporation or of any of its subsidiaries, at any time after attaining age 65 with the approval of the Committee; or (iii) at the election of the Optionee, at any time after not less than five
                     (5) years service as a member of the Board of Directors of the Savings Bank or the Bank (as defined in the Plan) with such service computed cumulatively for purposes of this clause (iii).

                         (ii)  Disability of  Optionee.  The  termination of
                     the Optionee's membership on the Board of Directors or of employment by the Corporation by reason of disability. For purposes of this Plan, the term
                     "disability" shall (i) if the Optionee is also an employee of the Corporation or of any of its subsidiaries, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, and (ii) if the Optionee is not such an employee, as may be defined by the Committee from time to time, or as may be determined by the Committee at any time with respect to the Optionee.

                        (iii)  Death of Optionee.  The Optionee's death.

                         (iv) Change in Control. Notice of a "change in control" of the Corporation being given by the Committee. For the purpose of this Agreement, a
                     "change in control" of the Corporation means the acquisition by any person, group of persons or entity of (i) the beneficial ownership or power to vote more than twenty (20%) percent of the outstanding Common Stock or (ii) during any period of two (2) consecutive years, a change in the majority of the Corporate Board, unless the election of each new director was approved by at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the two (2) year period.

                          (v) Reappointment to Board. The termination of the Optionee's membership on the Board of Directors by reason of the failure to be reappointed for other than Cause (as defined in the Plan).

                     (c)  Delivery  of  Option  to  the  Optionee.    Within
           thirty (30) days after (i) a date on which Option Shares have become vested as provided in subparagraphs (a) and (b) above, all of such shares that have become nonforfeitable in accordance with this paragraph 4 shall be delivered to the Optionee or Optionee's designee, (ii) receipt of written notification of Optionee's retirement, disability, or death together with such other documentation as the Committee shall reasonably require, or (iii) a change in control of the Corporation, the Committee shall deliver to the Optionee, the Optionee's designee, or such other person as shall have been designated as Optionee's beneficiary in accordance with this Agreement, as applicable, Option Shares which have become vested and nonforfeitable, as the Committee shall determine, free from any restrictions imposed by this Agreement other than such restrictions and conditions as may be deemed necessary by the Committee to assure compliance with all applicable securities or banking laws, rules, regulations and listing requirements.




                     (d) Delivery of Forfeited Restricted Stock. If the Optionee's membership on the Board of Directors or employment with the Corporation, terminates for any reason other than one of those provided in subparagraph 4(b) above, before all of the Option Shares are vested in accordance with subparagraphs 4(a) and 4(b) above, all such shares then subject to forfeiture shall be deemed forfeited by the Optionee.

                5.   Change in Control

                     (a) In connection with the Option, the Optionee has the right, following a "change in control" (as defined in the
           Plan) of the Corporation, and without regard to any restrictions on exercise that would otherwise apply, to surrender any unexercised portion of the Option as the Optionee then may have for a cash payment equal to the amount by which the fair market value (as determined by the Committee) of the number of shares of Common Stock then subject to the Option exceeds the aggregate Option Price therefor.

                     (b) The Optionee shall have the right to surrender the Option by giving written notice to the Committee as provided in Paragraph 6 hereof at any time prior to the earlier of (i) the date which is thirty (30) days after the date notice of a change in control is given by the Committee to the Optionee or (ii) the date which is ten (10) years after the date of grant of the Option as set forth in Paragraph 1 hereof.

                     (c) The Option may be surrendered for cash pursuant to this Paragraph 5 only when the market value of Common Stock subject to the Option exceeds the aggregate Option Price as provided in Paragraph 3 above.

                     (d) If the Optionee surrenders the Option for cash, the cash payment due to the Optionee shall be made by the Corporation no more than then (10) business days after the date of the receipt by the Committee of the notice of surrender of the Option.

                6. Method of Exercise. The Option or the right to surrender the Option for cash as provided in Paragraph 5 hereof shall be exercised by written notice to the Committee signed by the Optionee or by such other person as may be entitled to exercise or to surrender the Option. In the case of the exercise of the Option, the aggregate Option Price for the shares being purchased may be paid either in cash or, with the approval of the Committee, in shares of the Corporation's stock (valued as determined by the Committee as of the date of exercise) or any combination thereof and the notice of exercise shall specify how payment will be made. The written notice shall state the number of shares with respect to which the Option is being exercised or surrendered and, in the case of the exercise of the Option, shall either be accompanied by the payment of the aggregate Option Price for such shares or shall fix a date (not more than ten (10) business days after the date of such notice) by which the payment of the aggregate Option Price will be made. The Optionee shall not exercise the Option to purchase less than one hundred (100) shares, unless the Committee otherwise approves or unless the partial exercise is for the remaining shares available under the Option. A certificate or certificates for the shares of Common Stock purchased by the exercise of the Option shall be issued in the regular course of business subsequent to the exercise of the Option and the payment therefor. Neither the Optionee, nor any other person who may be entitled to exercise the Option, shall have any of the rights or privileges of a shareholder with respect to any shares of Common Stock issuable upon exercise of the Option, until certificates representing such shares shall have been issued and delivered and the individual's name entered as a shareholder of record on the books of the Corporation for such shares.

                7.   Termination  of Option.   The Option  and any  right to
           surrender the Option for cash shall terminate on the earlier of:

                     (a)  Except as provided  in subparagraphs (b), (c)  and
           (d) below, the Option, to the extent that it has not been exercised or surrendered by the Optionee or expired, shall terminate on the earlier of (i) the date the Optionee leaves the Board of Directors for any reason other than failure to be reappointed to the Board of Directors for other than Cause (as defined in the Plan), retirement, disability or death (ii) the date which is ten (10) years after the date of grant of the Option as set forth in Paragraph 1 hereof; provided, however, that if the Optionee leaves the Board of Directors at the request of the Board of Directors for other than Cause, the Optionee may be exempted from the operation of clause (i) of the foregoing provision by a majority vote of the Committee.

                     (b) In the event the Optionee fails to be reappointed to the Board of Directors for other than Cause (as defined in the Plan) or retires prior to the date which is ten (10) years after the date of grant of the Option as set forth in Paragraph 1 hereof, the Optionee shall have the right to exercise the Option, to the extent that it has not been exercised or surrendered or expired, for the remainder of such ten (10) year period.

                     (c) In the event the Optionee becomes disabled prior to the date which is ten (10) years after the date of grant of the Option as set forth in Paragraph 1 hereof, the Optionee shall have the right to exercise the Option, to the extent that it has not been exercised or surrendered by the Optionee or expired, for the remainder of such ten (10) year period.

                     (d) In the event the Optionee dies while serving on a Board of Directors or after his or her retirement or after his or her leaving by reason of disability, and prior to the date which is ten (10) years after the date of grant of the Option as set forth in Paragraph 1 hereof, the Option, to the extent that it has not been exercised or surrendered by the Optionee or expired, shall be exercisable, according to its terms, by the Optionee's personal representative, the executor or administrator of the Optionee's estate, or the person or persons who acquired the Option by bequest or inheritance from the Optionee, at any time within twelve (12) months after the date of death of the Optionee, but in no event may the Option or the right to surrender the Option for cash be exercised later than ten (10) years after the date of grant of the Option as set forth in Paragraph 1 hereof.

                8. Effect of Agreement on Status of Optionee. The fact that the Optionee has been granted the Option under the Plan shall not confer on the Optionee any right to continued service on the Board of Directors, nor shall it limit the right of the Corporation or of any of its subsidiaries to remove the Optionee from the Board of Directors at any time.

                9.   Listing  and  Registration  of   Option  Shares.    The
           Corporation's obligation to issue shares of Common Stock upon exercise of the Option is expressly conditioned upon the completion by the Corporation of any registration or other qualification of such shares under any state or federal law or regulations or rulings of any governmental regulatory body or the making of such investment representations or other representations and agreements by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of the Option Shares which the Committee shall, in its discretion, deem necessary or advisable. The Corporation shall use its best efforts to register the Options and Option Shares under the Securities Act of 1993. Notwithstanding the foregoing, the Corporation shall be under no obligation to register or qualify the Option Shares under any state securities law other than North Carolina. The required representations and agreements referenced above may include representations and agreements that the Optionee, or any other person entitled to exercise the Option, (i) is purchasing such shares on his or her own behalf as an investment and not with a present intention of distribution or re-sale and (ii) agrees to have placed upon any certificates representing the Option Shares a legend setting forth any representations and agreements which have been given to the Committee or a reference thereto and stating that such shares may not be transferred except in accordance with all applicable state and federal securities and banking laws and regulations, and further representing that, prior to making any sale or other disposition of the Option Shares, the Optionee, or any other person entitled to exercise the Option, will give the Corporation notice of the intention to sell or dispose of such shares not less than five (5) days prior to such sale or disposition.




                10. Adjustment Upon Changes in Capitalization; Dissolution or Liquidation

                     (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment, prior to the termination of the Optionee's rights under this Agreement, equitable proportionate adjustments shall be made by the
           Committee in the number, kind, and the Option Price of shares subject to the unexercised portion of the Option. The adjustments to be made shall be determined by the Committee and shall be consistent with such changes or changes in the Corporation's total number of outstanding shares; provided, however, that no adjustment shall change the aggregate Option Price for the exercise of the Option granted.

                     (b) The grant of the Option under this Agreement shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business.

                     (c) Upon the effective date of the dissolution or liquidation of the Corporation, or of a reorganization, merger, or consolidation of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or the transfer of all or substantially all of the assets or shares of the Corporation to another person or entity, the Option granted under this Agreement shall be governed in accordance with Paragraph 13(c) of the Plan.

                11. Non-Transferability. The Option granted under this Agreement shall not be assignable or transferable except, in the event of the death of the Optionee, by will or by the laws of descent and distribution. In the event of the death of the Optionee, the personal representative, the executor or the administrator of the Optionee's estate, or the person or persons who acquired by bequest or inheritance the right to exercise or to surrender the Option may exercise or surrender the unexercised

           Option or portion thereof, in accordance with the terms hereof, prior to the date which is ten (10) years after the date of grant of the Option as set forth in Paragraph 1 hereof.

                12. Tax Withholding. The grant of the Option and Option Shares delivered pursuant to this Agreement, and any amounts distributed with respect thereto, may be subject to applicable federal, state and local withholding for taxes. The Optionee expressly acknowledges and agrees to such withholding, where applicable, without regard to whether the Option Shares may then be sold or otherwise transferred by the Optionee.

                13. Notices. Any notices or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or when deposited in the United States mail as Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Corporation, at its principal office at 111 Corcoran Street, Durham, North Carolina 27701; and, if to the Optionee, at the Optionee's last address appearing on the books of the Corporation or of any of its subsidiaries. The Corporation or any of its subsidiaries and the Optionee may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed, as the case may be.

                14. Construction Controlled by Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith. The Optionee hereby acknowledges receipt of a copy of the Plan from the Corporation.

                15. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof, shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

                16. Modification of Agreement; Waiver. This Agreement may be modified, amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

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




                17. Captions and Hearings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, the singular number, the plural, and vice versa, whenever such meanings are appropriate.



                18. Governing Law; Venue and Jurisdiction. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement. The parties hereto agree that any suit or action relating to this Agreement shall be instituted and prosecuted in the courts of the County of Durham, State of North Carolina, and each party hereby does waive any right or defense relating to such jurisdiction and venue.

                19.  Binding Effect.   This Agreement shall  be binding upon
           and shall inure to the benefit of the Corporation, its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, his or her heirs, legatees, personal representatives, executors, and administrators.

                20. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

                21. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

                IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by authority of the Corporate Board and the Optionee has hereunto set his or her hand and adopted as his or her seal the typewritten word "SEAL" appearing beside his or her name, all done this the day and year first above written.

                                         CCB FINANCIAL CORPORATION


                                         By:
           ________________________________
                                              Ernest C. Roessler
                                              President

           Attest:

           _____________________________________
           Assistant Secretary

           [CORPORATE SEAL]





           __________________________(SEAL)
                                              ______________________,
           Optionee






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



                                       EXHIBIT A


                                 NOTICE OF EXERCISE OF
                               NONSTATUTORY STOCK OPTION

           To:  The Compensation Committee of CCB Financial Corporation

                The undersigned hereby elects to purchase ________ whole shares of Common Stock, par value $5.00 per share, of CCB Financial Corporation (the "Corporation") pursuant to the Nonstatutory Stock Option granted to the undersigned in that certain Nonstatutory Stock Option Agreement between the Corporation and the undersigned dated the ____ day of _________, 1993. The aggregate purchase price for such shares is $_______________, which amount is (i) being tendered herewith,
           (ii) will be tendered on or before _______________, 199__, (cross out provision which does not apply) in cash and/or stock of the Corporation owned by me, and I request that a value as of the date of exercise of the Option be placed on any stock being tendered in payment of the purchase price. The effective date of this election shall be ____________________, 199___, or the date of receipt of this Notice by the Corporation if later.

                Executed this ___ day of ___________________, 199__, at
                                                .




                                         ___________________________________
                                         ___________________________________



                                         ___________________________________
                                         (Social Security Number)

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